Prospectus Supplement

DFA INVESTMENT DIMENSIONS GROUP INC.
CSTG&E U.S. Social Core Equity 2 Portfolio
CSTG&E International Social Core Equity Portfolio

December 19, 2018

The purpose of this supplement to the Prospectus, dated February 28, 2018, of the CSTG&E U.S. Social Core Equity 2 Portfolio and CSTG&E International Social Core Equity Portfolio (each, a "Portfolio"), each a series of DFA Investment Dimensions Group Inc. (the "Fund"), is to notify you that on December 19, 2018, the Board of Directors (the "Board") of the Fund approved certain actions to liquidate and terminate each Portfolio.

Rationale for Liquidating the Portfolios

Based upon information provided by Dimensional Fund Advisors LP, each Portfolio's investment advisor, the Board determined that it is in the best interests of each Portfolio and its shareholders to liquidate and terminate the Portfolio pursuant to a Plan of Liquidation (each, a "Plan"). To arrive at this decision, the Board considered factors that have adversely affected, and will continue to adversely affect, the ability of each Portfolio to conduct its business and operations in an economically viable manner.

Each liquidation is expected to be completed on or about February 15, 2019 (the "Liquidation Date").

Liquidation of the Portfolios

Each Plan provides that: (a) all the Portfolio's assets will be converted into cash or cash equivalents or be otherwise liquidated; and (b) the Portfolio distribute pro rata to its shareholders all of its existing assets, in a complete liquidation of the Portfolio, except for cash, bank deposits, or cash equivalent securities, in an estimated amount necessary to: (i) discharge any unpaid liabilities and obligations of the Portfolio; and (ii) pay such contingent liabilities as the Board shall reasonably deem to exist against the assets of the Portfolio.

At any time prior to the Liquidation Date, shareholders may exchange their shares of each Portfolio for shares of another portfolio, as described under "Exchange of Shares" in the Prospectus.  Shareholders may also redeem their shares of each Portfolio and receive the net asset value thereof, pursuant to the procedures set forth under "Redemption of Shares" in the Prospectus.

On the Liquidation Date, all remaining shareholders will have their accounts liquidated and the proceeds will be delivered to them. For those shareholders with taxable accounts, the liquidation will be considered a taxable transaction, and such shareholders may recognize a gain or loss for federal income tax purposes. Shareholders should consult their tax advisers regarding the effect of a Portfolio's liquidation in light of their individual circumstances.

In preparation for the liquidation of each Portfolio, the Portfolio's assets may be invested entirely in money market instruments and/or held in cash. In this regard, each Portfolio will no longer be investing according to its investment objective.

Closure of Portfolios to New Investments, Reinvestments and Exchanges

In connection with each liquidation, the Board approved, effective January 23, 2019, the closure of each Portfolio to new investments, including new investors and additional purchases from existing investors. The Board also approved, effective January 23, 2019, the closure of each Portfolio to reinvestments of dividends and distributions. Therefore, each Portfolio will no longer offer shares for purchase. Each Portfolio reserves the right to change this policy at any time. Of course, shareholders will continue to be able to exchange or redeem their shares in accordance with the policies in the Prospectus, as noted above.

Effective as of the Liquidation Date, the Prospectus is revised to delete in their entirety all references to each Portfolio.